Summary Prospectus Supplement dated June 21, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Preferred Securities and Income Fund (the “Fund”)

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
“Chuck Burge	Portfolio Manager	2019”

O-PSI-SUMPRO SUP 062119